UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   November 19, 2010
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                                  Zanett, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                            001-32589                 56-4389547
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)          Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                      10022
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:      (212) 583-0300
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 17, 2010 Zanett, Inc. ("Zanett") issued a press release announcing financial results for its fiscal 2010 third quarter ended September 30, 2010. A copy of the press release is furnished with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated November 17, 2010.


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                               SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZANETT, INC.



Date:  November 19, 2010        By: /s/ Dennis Harkins
                                 Dennis Harkins
                                 President and
                                 Chief Financial Officer





                           EXHIBIT INDEX

Exhibit No. Description
99.1        Press release dated November 17, 2010.


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